Exhibit 31.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO RULE 13a-14(a) AND RULE 15d-14(a)

UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Andrej Jonovic, certify that:

1.	I have reviewed this Amendment No. 1 on Form 10-K/A for the year ended December 31, 2024 of XBP Europe Holdings, Inc.; and
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 30, 2025	By:	/s/ Andrej Jonovic
Andrej Jonovic
Chief Executive Officer